                                                               Exhibit 23.19


                 [LETTERHEAD OF ROBERT ERCOLINI & COMPANY LLP]


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ----------------------------------------------------


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-8 and any related Prospectus of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our reports dated, as listed in Appendix 1, with respect to the audits of the Partnerships listed in Appendix 1 for the years ended December 31, 1995 and 1996, included in AIMCO's Current Report on Form 8-K, dated June 3, 1997, as amended, filed with the Securities and Exchange Commission.




/s/ ROBERT ERCOLINI & COMPANY LLP




Boston, Massachusetts
December 5, 1997

                                  APPENDIX 1
                                  ----------


Year Ended December 31, 1995
-----------------------------


Partnership                                     Report Date
-----------                                     ------------------
2900 Van Ness Associates                        March 1, 1996
7400 Roosevelt Investors                        February 20, 1996
Ivanhoe Associates Limited Partnership
  and Monroeville Development Corporation       February 23, 1996
Ridge Carlton Associates Limited Partnership
  and Norco Associates                          February 27, 1996
Norco Associates                                February 27, 1996
Scotch Associates Limited Partnership and
  Scotch Lane Associates                        February 27, 1996
Scotch Lane Associates                          February 27, 1996
Standart Woods Associates Limited Partnership   February 17, 1996



Year Ended December 31, 1996
----------------------------

Partnership                                     Report Date
-----------                                     --------------------
2900 Van Ness Associates                        February 12, 1997
7400 Roosevelt Investors                        February 7, 1997
Fairfax Associates Limited Partnership          March 3, 1997
Ivanhoe Associates Limited Partnership and
  Monroeville Development Corporation           February 3, 1997
                                                (except as to Note 5,
                                                which is as of
                                                March 17, 1997)
Ridge Carlton Associates Limited Partnership
  and Norco Associates                          January 28, 1997
Norco Associates                                January 28, 1997
River Loft Associates Limited Partnership
  and River Loft Apartments Limited
  Partnership                                   February 4, 1997
River Loft Apartments Limited Partnership       February 4, 1997
Scotch Associates Limited Partnership and
  Scotch Lane Associates                        January 31, 1997
Scotch Lane Associates                          January 31, 1997
Standart Woods Associates Limited Partnership   February 18, 1997
Wyntre Brooke Associates                        February 10, 1997

               [LETTERHEAD OF ROBERT ERCOLINI & COMPANY LLP]

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
            ---------------------------------------------------


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-8 and any related Prospectus of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph relating to the Partnership's ability to continue as a going concern) dated, as listed in Appendix 2, with respect to the audits of the Partnerships listed in Appendix 2 for the years ended December 31, 1995 and 1996, included in AIMCO's Current Report on Form 8-K, dated June 3, 1997, as amended, filed with the Securities and Exchange Commission.




/s/ ROBERT ERCOLINI & COMPANY LLP




Boston, Massachusetts
December 5, 1997

                                 APPENDIX 2
                                 ----------

Year Ended December 31, 1995
----------------------------

Partnership                                             Report Date
-----------                                             -----------

Fairfax Associates Limited Partnership                  February 27, 1996
River Loft Associates Limited Partnership and           February 25, 1996
  River Loft Apartments Limited Partnership
River Loft Apartments Limited Partnership               February 25, 1996
West Lake Arms Limited Partnership                      February 17, 1996
Wyntre Brooke Associates                                February 17, 1996
                                                         (except as to Note 11,
                                                         which is as of
                                                         February 22, 1996)


Year Ended December 31, 1996
----------------------------

Partnership                                             Report Date
-----------                                             -----------

West Lake Arms Limited Partnership                      February 28, 1997
Greater Hartford Associates Limited Partnership and     February 22, 1997
  Connecticut Colony Associates Limited Partnership
Connecticut Colony Associates Limited Partnership       February 22, 1997

               [LETTERHEAD OF ROBERT ERCOLINI & COMPANY LLP]

           CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
           ---------------------------------------------------


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-8 and any related Prospectus of Apartment Investment and Management Company (AIMCO) and to the incorporation by reference therein of our reports (each of which expresses an unqualified opinion and includes an explanatory paragraph noting that the next remarketing date for the Bonds which finance the Project is to occur on April 1, 1997 at which date a deferred fee of $925,000 is payable to the issuer of the Letter of Credit that secures payments on the Bonds) dated, as listed in Appendix 3, with respect to the audits of the Partnerships listed in Appendix 3 for the year ended December 31, 1995, included in AIMCO's Current Report on Form 8-K, dated June 3, 1997, as amended, filed with the Securities and Exchange Commission.




/s/  ROBERT ERCOLINI & COMPANY LLP


Boston, Massachusetts
December 5, 1997

                                APPENDIX 3
                                ----------

Year Ended December 31, 1995
----------------------------

Partnership                                           Report Date
-----------                                           -----------

Greater Hartford Associates Limited Partnership and   February 27, 1996
  Connecticut Colony Associates Limited Partnership    (except as to Note 6,
                                                       which is as of April
                                                       12, 1996)
Connecticut Colony Associates Limited Partnership     February 27, 1996
                                                       (except as to Note 6,
                                                       which is as of April
                                                       12, 1996)